SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   July 25, 2001
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                            Heritage Bankshares, Inc.
                            -------------------------
               (Exact name of registrant as specified in charter)

                                    Virginia
                                    --------
         (State or other jurisdiction of incorporation or organization)

              0-11255                                54-1234320
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     (Commission File Number)            (IRS Employer Identification No.)

           200 East Plume Street, Norfolk, Virginia         23514
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           (Address of principal executive offices)       (Zip Code)

     Registrant's telephone number including area code     757-523-2600
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
Form 8-K HERITAGE BANKSHARES, INC

Date of Report:  July 25, 2001

Item 5.  Other Events

On July 25, 2001, the Company's Board of Directors authorized the repurchase of up to 35,000 shares of its outstanding common stock during the next twelve months. The Company will repurchase for cash its shares on the open market.

A copy of the press release issued by the Company is filed as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 - Press Release issued by the Company

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       By: /s/ Catherine P. Jackson
                                          ---------------------------
                                           Catherine P. Jackson
                                           Chief Operating Officer